[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

     [graphic omitted]

                               MFS(R) TECHNOLOGY
                               FUND

                               ANNUAL REPORT o AUGUST 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o  face-to-face contact with senior management as well as front-line workers

    o  analysis of the company's financial statements and balance sheets

    o  contact with the company's current and potential customers

    o  contact with the company's competitors

    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David E. Sette-Ducati]
    David E. Sette-Ducati

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 87.93%, Class B shares 87.39%, Class C shares 87.39%, and Class I shares 88.31%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 54.47% return over the same period for the fund's benchmark, the NASDAQ Composite Index, an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System. During the same period, the average science and technology fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 95.83%.

Q. YOU BECAME MANAGER OF THE FUND IN MARCH OF THIS YEAR. WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

A. We undertook three changes that resulted in a significant repositioning of the portfolio. First, we embarked on a strategy that placed greater emphasis on high-growth, emerging technology stocks. We feel we can differentiate our fund and generate competitive long-term returns through early participation in emerging technology stocks identified through MFS Original Research(R). This marked a shift from the fund's previous emphasis on larger companies in established, more mature technologies.

    Second, we took advantage of the wealth of opportunities that we believed were surfacing in communications, data networking, and software, driven largely by the Internet. For example, we tripled our holdings in data networking and telecommunications equipment firms. We view these companies as beneficiaries of the expansion of the Internet, which we believe is a strong long-term trend that will require significant spending on equipment and infrastructure. In our opinion, fundamentals for many of these companies have been excellent, but we remain highly selective.

    Third, we reduced or eliminated positions in companies that did not fit our high-growth investment criteria, such as firms in publishing, broadcasting, and cable television. The repositioning of the portfolio appears to have benefited performance. Whereas on a one-year basis we slightly underperformed our Lipper peer group, our year-to-date returns -- 31.04% for Class A shares, 30.67% for Class B shares, 30.67% for Class C shares, and 31.20% for Class I shares -- compare to 14.65% return for the average science and technology fund reported by Lipper Inc. (Of course, past performance is no guarantee of future results.)

Q. HOW WAS THE FUND AFFECTED BY THE MARKET CORRECTION OF MARCH THROUGH MAY, WHICH SEEMED TO HIT TECHNOLOGY STOCKS ESPECIALLY HARD?

A. The correction occurred at a very opportune time for us. We wanted to build positions in some emerging growth companies that our research revealed were strong and growing businesses -- and in many cases those companies fell to what we believed to be very attractive valuations during the sell-off. By late May we had established large positions in a number of companies that had previously been small positions or had not been in the portfolio -- at what we felt were attractive prices.

    Examples include CIENA, Check Point Software, Emulex, and Extreme Networks. CIENA, a modest position in the fund earlier this year, is currently our largest holding. According to our research, CIENA is a strong vendor in optical networking, second only to Nortel, and is entering a favorable product cycle and experiencing acceleration in customers, market share, and earnings. Check Point Software is a new holding. We believe the company is the leader in firewall technology, an essential element of network security, and is benefiting from a rapidly growing virtual private network market. Emulex is a leader in host bus adapters, an essential component for rapidly growing storage area networks. Extreme Networks is an emerging data networking company that we believe has a terrific strategy and strong management team. We see Extreme experiencing favorable product and technology trends. Although all of these names possessed strong fundamentals, these stocks were taken down during the correction and offered us a tremendous buying opportunity. Our positions in all of these names contributed significantly to returns over the period.

    Another factor that helped us was that many stocks we wanted to reduce or eliminate were not as badly hit in the correction. In general, the more mature, larger-capitalization, and more liquid (more easily traded) stocks that we anticipated our fund would scale down or exit over time, held up better during the correction than the smaller, less liquid stocks that we wanted to buy. As a result, we were able to pare down or sell certain stocks at attractive valuations, while buying new names at favorable prices.

Q.  WHAT DISTINGUISHES YOUR INVESTMENT STYLE?

A. We focus on emerging growth companies and companies we feel will be the next generation of technology leaders. This is where we think the highest returns will be over time. We try to distinguish ourselves by investing in companies early in their life cycles, before they are generally discovered by the market. There is inherently more risk associated with this approach, but we think that over time, if we can find the next Cisco or Nortel, we could reap very competitive rewards for investors. When looking at our holdings, investors may see a number of names they don't recognize because we are trying to find companies that are not yet well known.

    However, this does not mean investors will not see companies like Cisco or EMC in the portfolio; we will continue to own several "gorillas," or large-cap technology leaders as long as their fundamentals and valuations meet our criteria. But our portfolio will be more heavily weighted toward emerging growth stocks and next-generation leaders.

Q.  HOW DO YOU GO ABOUT FINDING THOSE COMPANIES?

A. MFS Original Research is the key to our investment efforts. For example, we attend many trade shows, user conferences, and information technology (IT) seminars. We like to speak to customers about products and hear what IT managers are thinking. Trade shows give us exposure to vendors in a particular industry, including new young players and private companies that have not yet gone public, and often provide the chance to size them up against each other. In a trade show setting, we can go from one booth to another and listen not only to what companies are saying about themselves but also to what the word is from their competitors and customers.

Q.  WHAT IS YOUR OUTLOOK FOR TECHNOLOGY VERSUS THE MARKET AS A WHOLE?

A. Today we appear to be in a stock-picker's market, as opposed to 1999, when it seemed almost any technology stock could perform well. We believe it has become much more important to understand what's going on in individual segments of technology, to research individual company fundamentals, and to invest accordingly.

    Overall, however, we think long-term trends in technology are very encouraging. We like the long-term opportunities in the "plumbing" and "glue" stocks of the Internet, that is, hardware and software companies that provide key enabling technology for the Internet. The bulk of our investments in these areas focus on companies that we believe are making the Internet more productive. We also like the trends in wireless communications, fiber optics, and storage networking.

    The key drivers for our technology enthusiasm, relative to the general market, are fundamentals and earnings growth. We view earnings growth as the key driver of stock prices, and we expect earnings growth in the technology sector to exceed that of the overall market, as represented by the S&P 500, by a good margin over the next 6 to 12 months, and in the longer run as well. (The S&P 500, or Standard and Poor's 500 Composite Index, is a popular, unmanaged index of common stock total return performance.) We feel the key to performance will be finding the right opportunities within the technology sector, and that is where the quality of our research may give us an edge.

/s/ David E. Sette-Ducati

    David E. Sette-Ducati
    Portfolio Manager

Note to Shareholders: Prior to April 14, 2000, the fund was available to MFS employees only and had limited assets.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

DAVID E. SETTE-DUCATI IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE TECHNOLOGY AND MID CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS.

DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME AN INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, AND A PORTFOLIO MANAGER IN FEBRUARY 2000. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS AND AN ASSOCIATE WITH NICOLETTI & COMPANY IN NEW YORK, SPECIALIZING IN CORPORATE FINANCE AND MERGERS AND ACQUISITIONS STRATEGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:               SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JANUARY 2, 1997

CLASS INCEPTION:         CLASS A  JANUARY 2, 1997
                         CLASS B  APRIL 14, 2000
                         CLASS C  APRIL 14, 2000
                         CLASS I  JANUARY 2, 1997

SIZE:                    $134.9 MILLION NET ASSETS AS OF AUGUST 31, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2000. Index information is from January 1, 1997.)

                                   MFS
                                Technology            NASDAQ
                             Fund -- Class A      Composite Index
                             ---------------      ---------------
        January, 1997           $ 9,425               $10,000
        August, 1997             11,810                12,319
        August, 1998             11,738                11,662
        August, 1999             19,397                21,345
        August, 2000             36,453                32,972

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                                1 Year       3 Years          Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +87.93%      +208.67%       +286.77%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +87.93%      + 45.60%       + 44.71%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +77.12%      + 42.76%       + 42.39%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                                1 Year       3 Years          Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +87.39%      +207.79%       +285.66%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +87.39%      + 45.46%       + 44.60%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +83.39%      + 44.99%       + 44.29%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                                1 Year       3 Years          Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +87.39%      +207.79%       +285.66%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +87.39%      + 45.46%       + 44.60%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +86.39%      + 45.46%       + 44.60%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                                1 Year       3 Years          Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +88.31%      +209.30%       +287.56%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +88.31%      + 45.70%       + 44.79%
-----------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                1 Year       3 Years          Life*
-----------------------------------------------------------------------------------------------------
Average science and technology fund+                           +95.83%      + 52.22%       + 47.66%
-----------------------------------------------------------------------------------------------------
NASDAQ Composite Index#                                        +54.47%      + 38.84%       + 38.46%
-----------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through
    August 31, 2000. Index information is from January 1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY OR MAY NOT BE REPEATED. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

Investing in small and emerging growth companies is riskier than investing in more-established companies.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

By concentrating on one industry rather than diversifying among several, the portfolio is more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly.

Investments in small and emerging market securities may be affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

                TECHNOLOGY                         84.0%
                UTILITIES & COMMUNICATIONS          9.2%
                HEALTH CARE                         3.4%
                SPECIAL PRODUCTS & SERVICES         2.1%
                LEISURE                             1.3%

TOP 10 STOCK HOLDINGS

CIENA CORP.  3.4%                               EMULEX CORP.  2.0%
Optical networking equipment company            Provider of products that enhance access to
                                                electronic data and applications
COMVERSE TECHNOLOGY, INC.  2.7%
Telecommunications systems and software         EMC CORP.  2.0%
manufacturer                                    Manufacturer of hardware and software for
                                                storage applications
CORNING, INC.  2.5%
Materials and equipment supplier to             CABLETRON SYSTEMS, INC.  1.9%
communications industries                       Computer network company

CHECK POINT SOFTWARE TECHNOLOGIES, LTD.  2.4%   MARVELL TECHNOLOGY GROUP LTD.  1.9%
Provider of Internet security solutions         Provider of integrated circuits for
                                                communications applications
NORTEL NETWORKS CORP.  2.2%
Designer and developer of data and telephony    INTERNET SECURITY SYSTEMS, INC.  1.9%
networks                                        Provider of security products for protecting
                                                e-business

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 90.4%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 83.4%
  Biotechnology - 0.8%
    Pharmacia Corp.                                                      18,898       $  1,106,714
--------------------------------------------------------------------------------------------------
  Business Machines - 3.6%
    Seagate Technology, Inc.*                                            32,370       $  1,921,969
    Sun Microsystems, Inc.*                                              11,590          1,471,205
    Texas Instruments, Inc.                                              22,340          1,495,384
                                                                                      ------------
                                                                                      $  4,888,558
--------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    Computer Sciences Corp.*                                              7,160       $    566,088
    VeriSign, Inc.*                                                      11,316          2,250,469
                                                                                      ------------
                                                                                      $  2,816,557
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    Motorola, Inc.                                                       37,298       $  1,345,059
--------------------------------------------------------------------------------------------------
  Communication Services - 0.3%
    SBA Communications Corp.*                                            10,260       $    457,853
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Mercury Interactive Corp.*                                           14,430       $  1,763,166
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 14.8%
    Art Technology Group, Inc.*                                          14,460       $  1,474,016
    CacheFlow, Inc.*                                                     19,300          2,110,937
    CheckFree Corp.*                                                     23,690          1,227,438
    EMC Corp.*                                                           24,550          2,405,900
    FreeMarkets, Inc.*                                                   12,880          1,048,110
    Internet Security Systems, Inc.*                                     28,365          2,297,565
    Interwoven, Inc.*                                                    14,690          1,410,240
    Netegrity, Inc.*                                                      5,920            520,960
    Phone.com, Inc.*                                                      5,810            537,062
    Portal Software, Inc.*                                               18,260          1,008,865
    RSA Security, Inc.*                                                  14,400            850,500
    Software.com, Inc.*                                                   4,400            640,475
    SonicWall, Inc.*                                                     19,870          1,512,604
    Speechworks International, Inc.*                                     10,860            832,148
    webMethods, Inc.*                                                     6,610            710,162
    Yahoo, Inc.*                                                         11,080          1,346,220
                                                                                      ------------
                                                                                      $ 19,933,202
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 16.7%
    Ariba, Inc.*                                                          9,950       $  1,565,881
    Commerce One, Inc.*                                                  11,320            707,854
    Comverse Technology, Inc.*                                           35,910          3,301,476
    CSG Systems International, Inc.*                                     17,200            777,225
    Digex, Inc.*                                                         10,220            865,506
    E.piphany, Inc.*                                                     20,380          2,119,520
    Extreme Networks, Inc.*                                              23,100          2,149,744
    Foundry Networks, Inc.*                                               9,080            845,008
    I2 Technologies, Inc.*                                                5,220            883,159
    JNI Corp.*                                                           24,890          1,670,741
    MMC Networks, Inc.*                                                   9,630          1,173,054
    Rational Software Corp.*                                             11,760          1,513,365
    Siebel Systems, Inc.*                                                 8,760          1,732,837
    Synopsys, Inc.*                                                      17,700            656,006
    VERITAS Software Corp.*                                              15,810          1,906,093
    Vitria Technology, Inc.*                                             14,410            677,270
                                                                                      ------------
                                                                                      $ 22,544,739
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.4%
    QLogic Corp.*                                                        16,387       $  1,859,925
--------------------------------------------------------------------------------------------------
  Electronics - 10.3%
    Analog Devices, Inc.*                                                13,800       $  1,386,900
    Atmel Corp.*                                                         34,460            689,200
    Credence Systems Corp.*                                              27,500          1,610,469
    Flextronics International Ltd.*                                      19,130          1,593,768
    Marvell Technology Group Ltd.*                                       32,430          2,314,691
    Novellus Systems, Inc.*                                               9,800            603,312
    SCI Systems, Inc.*                                                   27,560          1,701,830
    Teradyne, Inc.*                                                      21,810          1,413,561
    Triquint Semiconductor, Inc.*                                        24,140          1,335,244
    Veeco Instruments, Inc.*                                              7,000            627,375
    Xilinx, Inc.*                                                         6,100            542,137
                                                                                      ------------
                                                                                      $ 13,818,487
--------------------------------------------------------------------------------------------------
  Internet - 0.9%
    CNET Networks, Inc.*                                                 36,500       $  1,222,750
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.9%
    Arthrocare Corp.*                                                    22,350       $    994,575
    PE Corp. - PE Biosystems Group                                       15,340          1,509,072
                                                                                      ------------
                                                                                      $  2,503,647
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Watson Pharmaceuticals, Inc.*                                         9,600       $    592,200
--------------------------------------------------------------------------------------------------
  Telecommunications - 27.9%
    Advanced Fibre Communications, Inc.*                                 34,040       $  1,799,333
    Allegiance Telecom, Inc.*                                            12,460            620,664
    American Tower Corp., "A"*                                           53,300          1,935,456
    Aware, Inc.*                                                         19,350            867,122
    Cabletron Systems, Inc.*                                             62,850          2,352,947
    CIENA Corp.*                                                         18,990          4,209,846
    Cisco Systems, Inc.*                                                 31,863          2,186,598
    Corning, Inc.                                                         9,280          3,043,260
    EchoStar Communications Corp.*                                       33,250          1,620,938
    Emulex Corp.*                                                        23,950          2,507,266
    Juniper Networks, Inc.*                                               8,880          1,898,100
    Level 3 Communications, Inc.*                                        20,910          1,824,071
    Metromedia Fiber Network, Inc., "A"*                                 30,650          1,224,084
    Natural Microsystems Corp.*                                          11,550            861,197
    Netro Corp.*                                                         27,700          2,288,712
    Nextlink Communications, Inc., "A"*                                  25,360            889,185
    Powerwave Technologies, Inc.*                                        42,630          2,051,569
    RF Micro Devices, Inc.*                                              22,600          1,008,525
    Spectrasite Holdings, Inc.*                                          79,690          1,867,734
    Tekelec Co.*                                                         21,080            832,660
    Time Warner Telecom, Inc.*                                           10,640            690,935
    Ulticom, Inc.*                                                       17,140          1,015,545
                                                                                      ------------
                                                                                      $ 37,595,747
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $112,448,604
--------------------------------------------------------------------------------------------------
Foreign Stocks - 7.0%
  Bermuda - 0.7%
    Global Crossing Ltd. (Telecommunications)*                           30,500       $    916,906
--------------------------------------------------------------------------------------------------
  Canada - 1.9%
    Nortel Networks Corp. (Telecommunications)                           32,440       $  2,645,887
--------------------------------------------------------------------------------------------------
  Finland - 1.1%
    Nokia Corp., ADR (Telecommunications)                                32,200       $  1,446,988
--------------------------------------------------------------------------------------------------
  France - 1.1%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                  17,500       $  1,450,313
--------------------------------------------------------------------------------------------------
  Israel - 2.2%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              20,460       $  2,983,324
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $  9,443,418
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $93,753,440)                                           $121,892,022
--------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
--------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Sitara Networks Inc.+(+)* (Identified Cost, $400,000)                61,444       $    400,000
--------------------------------------------------------------------------------------------------

Convertible Bonds - 0.6%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    Kestrel Solutions, Inc., 5.5s, 2005##                             $     490       $    539,000
--------------------------------------------------------------------------------------------------
  Media - 0.2%
    Cyras Systems, Inc., 4.5s, 2005##                                 $     280       $    330,400
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $770,000)                                   $    869,400
--------------------------------------------------------------------------------------------------

Short-Term Obligation - 7.2%
--------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/01/00, at Amortized
      Cost                                                             $  9,650       $  9,650,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $104,573,440)                                     $132,811,422

Other Assets, Less Liabilities - 1.5%                                                    2,041,361
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $134,852,783
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the discretion of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $104,573,440)            $132,811,422
  Investments of cash collateral for securities loaned at
    identified cost and value                                        18,788,770
  Cash                                                                  903,508
  Foreign currency, at value (identified cost, $34)                          29
  Receivable for investments sold                                       518,042
  Receivable for fund shares sold                                     2,703,177
  Interest and dividends receivable                                      12,718
  Other assets                                                           28,432
                                                                   ------------
      Total assets                                                 $155,766,098
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  1,727,156
  Payable for fund shares reacquired                                    377,902
  Collateral for securities loaned, at value                         18,788,770
  Payable to affiliates -
    Management fee                                                        2,629
    Shareholder servicing agent fee                                          77
    Distribution and service fee                                          2,242
    Administrative fee                                                       14
  Accrued expenses and other liabilities                                 14,525
                                                                   ------------
      Total liabilities                                            $ 20,913,315
                                                                   ------------
Net assets                                                         $134,852,783
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $105,171,476
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     28,237,977
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     1,443,330
                                                                   ------------
      Total                                                        $134,852,783
                                                                   ============
Shares of beneficial interest outstanding                            4,816,878
                                                                     =========
Class A shares:
  Net asset value
    (net assets of $57,386,119 / 2,047,293 shares of
     beneficial interest outstanding)                                 $28.03
                                                                      ======
  Offering price per share (100 / 95.25 of NAV per share)             $29.43
                                                                      ======
Class B shares:
  Net asset value per share, offering price, and redemption
    price per share (net assets of $48,844,726 / 1,747,396
     shares of beneficial interest outstanding)                       $27.95
                                                                      ======
Class C shares:
  Net asset value, offering price and redemption price per share
    (net assets of $17,409,525 / 622,854 shares of
     beneficial interest outstanding)                                 $27.95
                                                                      ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $11,212,413 / 399,335 shares of
     beneficial interest outstanding)                                 $28.08
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                        $   152,410
    Dividends                                                            14,352
    Foreign taxes withheld                                                 (379)
                                                                    -----------
      Total investment income                                       $   166,383
                                                                    -----------
  Expenses -
    Management fee                                                  $   211,314
    Shareholder servicing agent fee                                      27,868
    Distribution and service fee (Class A)                               35,288
    Distribution and service fee (Class B)                               80,364
    Distribution and service fee (Class C)                               36,018
    Administrative fee                                                    4,678
    Custodian fee                                                        17,816
    Printing                                                             38,783
    Postage                                                              16,101
    Auditing fees                                                        25,214
    Legal fees                                                            4,148
    Registration fees                                                    70,363
    Miscellaneous                                                        24,674
                                                                    -----------
      Total expenses                                                $   592,629
    Fees paid indirectly                                                 (1,572)
    Reduction of expenses by investment adviser                        (125,077)
                                                                    -----------
      Net expenses                                                  $   465,980
                                                                    -----------
        Net investment loss                                         $  (299,597)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 1,948,794
    Foreign currency transactions                                        (4,280)
                                                                    -----------
      Net realized gain on investments and foreign currency
         transactions                                               $ 1,944,514
                                                                    -----------
  Change in unrealized appreciation (depreciation)                         --
    Investments                                                     $27,223,901
    Translation of assets and liabilities in foreign currencies              (4)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
         translation                                                $27,223,897
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $29,168,411
                                                                    -----------
          Increase in net assets from operations                    $28,868,814
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                             2000                       1999
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                    $    (299,597)             $     (31,022)
  Net realized gain on investments and foreign currency transactions         1,944,514                    932,149
  Net unealized gain on investments and foreign currency translation        27,223,897                    925,293
                                                                         -------------              -------------
    Increase in net assets from operations                               $  28,868,814              $   1,826,420
                                                                         -------------              -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                               $    (365,386)             $     (42,102)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                        --                         --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                        --                         --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                    (717,472)                   (87,226)
                                                                         -------------              -------------
    Total distributions declared to shareholders                         $  (1,082,858)             $    (129,328)
                                                                         -------------              -------------
Net increase (decrease) in net assets from fund share transactions       $ 102,878,433              $    (349,889)
                                                                         -------------              -------------
      Total increase in net assets                                       $ 130,664,389              $   1,347,203
Net assets:
  At beginning of period                                                     4,188,394                  2,841,191
                                                                         -------------              -------------
At end of period (including accumulated net investment loss
  of $0 and $0, respectively)                                            $ 134,852,783              $   4,188,394
                                                                         =============              =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,                             PERIOD ENDED
                                                   -------------------------------------------------              AUGUST 31,
                                                      2000                 1999                 1998                   1997*
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $18.34               $11.49               $12.53                  $10.00
                                                    ------               ------               ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                   $(0.17)              $(0.08)              $(0.03)                 $ 0.84
  Net realized and unrealized gain (loss)
    on investments and foreign currency              14.44                 7.44                (0.10)                   1.69
                                                    ------               ------               ------                  ------
    Total from investment operations                $14.27               $ 7.36               $(0.13)                 $ 2.53
                                                    ------               ------               ------                  ------
Less distributions declared to shareholders -
  From net investment income                        $ --                 $ --                 $(0.91)                 $ --
  From net realized gain on investments
    and foreign currency transactions                (4.58)               (0.51)                --                      --
                                                    ------               ------               ------                  ------
    Total distributions declared to shareholders    $(4.58)              $(0.51)              $(0.91)                 $ --
                                                    ------               ------               ------                  ------
Net asset value - end of period                     $28.03               $18.34               $11.49                  $12.53
                                                    ======               ======               ======                  ======
Total return(+)                                      87.93%               65.25%               (0.61)%                 14.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.40%                1.17%                0.88%                   1.40%+
  Net investment income (loss)                       (0.81)%              (0.83)%              (0.19)%                 10.73%+
Portfolio turnover                                     294%                 104%                  29%                    792%
Net assets at end of period (000 omitted)          $57,382               $1,658               $1,045                    $882

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
      To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                $(0.27)              $(0.20)              $(0.21)                 $ 0.73
        Ratios (to average net assets):
          Expenses##                                  1.84%                2.42%                2.18%                   2.77%+
          Net investment income (loss)               (1.25)%              (2.08)%              (1.49)%                  9.36%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

-----------------------------------------------------------------------------

                                                                 PERIOD ENDED
                                                             AUGUST 31, 2000*
-----------------------------------------------------------------------------
                                                                      CLASS B
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $17.86
                                                                       ------
Income from investment operations# -
  Net investment loss(S)                                               $(0.14)
  Net realized and unrealized gain on investments and foreign
    currency                                                            10.23
                                                                       ------
    Total from investment operations                                   $10.09
                                                                       ------
Net asset value - end of period                                        $27.95
                                                                       ======
Total return 56.49%++ Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                                             2.14%+
  Net investment loss                                                   (1.52)%+
Portfolio turnover                                                        294%
Net assets at end of period (000 omitted)                              $48,845

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                            $(0.18)
        Ratios (to average net assets):
          Expenses##                                                     2.58%+
          Net investment loss                                           (1.96)%+
 * For the period from the inception of Class B shares, April 14, 2000, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                                 PERIOD ENDED
                                                             AUGUST 31, 2000*
-----------------------------------------------------------------------------
                                                                      CLASS C
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $17.86
                                                                       ------
Income from investment operations# -
  Net investment loss(S)                                               $(0.15)
  Net realized and unrealized gain on investments and foreign
    currency                                                            10.24
                                                                       ------
    Total from investment operations                                   $10.09
                                                                       ------
Net asset value - end of period                                        $27.95
                                                                       ======
Total return                                                            56.49%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             2.14%+
  Net investment loss                                                   (1.52)%+
Portfolio turnover                                                        294%
Net assets at end of period (000 omitted)                             $17,410

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                            $(0.19)
        Ratios (to average net assets):
          Expenses##                                                     2.58%+
          Net investment loss                                           (1.96)%+
 * For the period from the inception of Class C shares, April 14, 2000, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,                             PERIOD ENDED
                                                   -------------------------------------------------              AUGUST 31,
                                                      2000                 1999                 1998                   1997*
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $18.34               $11.50               $12.53                  $10.00
                                                    ------               ------               ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                   $(0.12)              $(0.22)              $(0.02)                 $ 1.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency              14.44                 7.57                (0.10)                   1.48
                                                    ------               ------               ------                  ------
    Total from investment operations                $14.32               $ 7.35               $(0.12)                 $ 2.53
                                                    ------               ------               ------                  ------
Less distributions declared to shareholders -
  From net investment income                        $ --                 $ --                 $(0.91)                 $ --
  From net realized gain on investments
    and foreign currency transactions                (4.58)               (0.51)                --                      --
                                                    ------               ------               ------                  ------
    Total distributions declared to shareholders    $(4.58)              $(0.51)              $(0.91)                 $ --
                                                    ------               ------               ------                  ------
Net asset value - end of period                     $28.08               $18.34               $11.50                  $12.53
                                                    ======               ======               ======                  ======
Total return                                         88.31%               65.25%               (0.61)%                 25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.09%                1.17%                0.88%                   1.41%+
  Net investment income (loss)                       (0.57)%              (0.84)%              (0.18)%                 13.11%+
Portfolio turnover                                     294%                 104%                  29%                    792%
Net assets at end of period (000 omitted)          $11,216               $2,530               $1,796                  $1,637

    (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
         Net investment income (loss)               $(0.21)              $(0.41)              $(0.20)                 $ 0.98
         Ratios (to average net assets):
           Expenses##                                 1.53%                1.92%                1.68%                   2.28%+
           Net investment income (loss)              (1.01)%              (1.59)%              (0.98)%                 12.24%+
 * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Technology Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective April 1, 2000, the name of the fund was changed from MFS Science and Technology Fund to MFS Technology Fund.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers, and the remainder is allocated between the fund and the lending agent.

At August 31, 2000, the value of securities loaned was $18,268,475. These loans were collateralized by cash of $18,788,770, which was invested in the following short-term obligations:
                                                               IDENTIFIED COST
                                                      SHARES         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      18,788,770       $18,788,770

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $299,597 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for foreign currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share. At August 31, 2000, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sale transactions.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn pays MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2000, aggregate unreimbursed expenses amounted to $96,748.

Prior to April 14, 2000, the investment adviser voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $110,211 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,366 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.31% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18 and $0 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $0, $2,995, and $2,550 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $177,635,914 and $87,834,969, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $107,068,962
                                                                 ------------
Gross unrealized appreciation                                    $ 26,885,892
Gross unrealized depreciation                                      (1,143,432)
                                                                 ------------
    Net unrealized appreciation                                  $ 25,742,460
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     YEAR ENDED AUGUST 31, 2000     YEAR ENDED AUGUST 31, 1999
                                   ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           2,215,365    $ 49,986,417          25,561    $    413,378
Shares issued to shareholders in
  reinvestment of distributions          19,510         389,908           2,820          42,099
Shares reacquired                      (278,006)     (6,321,480)        (28,878)       (449,538)
                                   ------------    ------------    ------------    ------------
    Net increase (decrease)           1,956,869    $ 44,054,845            (497)   $      5,939
                                   ============    ============    ============    ============

Class B shares
                                     YEAR ENDED AUGUST 31, 2000
                                   ----------------------------
                                         SHARES          AMOUNT
----------------------------------------------------------------
Shares sold                           1,883,799    $ 42,188,410
Shares reacquired                      (136,403)     (3,055,036)
                                   ------------    ------------
    Net increase                      1,747,396    $ 39,133,374
                                   ============    ============

*For the period from the inception of Class B shares, April 14, 2000.

ClassC shares
                                     YEAR ENDED AUGUST 31, 2000
                                   ----------------------------
                                         SHARES          AMOUNT
----------------------------------------------------------------
Shares sold                             978,355    $ 21,738,618
Shares reacquired                      (355,501)     (7,932,714)
                                   ------------    ------------
    Net increase                        622,854    $ 13,805,904
                                   ============    ============

Class I shares
                                     YEAR ENDED AUGUST 31, 2000     YEAR ENDED AUGUST 31, 1999
                                   ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                             525,832    $ 11,818,172          60,749    $    953,785
Shares issued to shareholders in
  reinvestment of distributions          36,180         717,449           5,842          87,223
Shares reacquired                      (300,660)     (6,651,311)        (84,872)     (1,396,836)
                                   ------------    ------------    ------------    ------------
    Net increase (decrease)             261,352    $  5,884,310         (18,281)   $   (355,828)
                                   ============    ============    ============    ============
*For the period from the inception of Class C shares, April 14, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2000, was $229. The fund had no borrowings during the year.

(7) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 2000, the fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.30% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

DESCRIPTION        DATE OF ACQUISITION  SHARE AMOUNT        COST       VALUE
--------------------------------------------------------------------------------
Sitara Networks, Inc.          6/14/00        61,444    $400,000    $400,000

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Technology
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                    ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 2000

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $688,473 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2000.

-------------------------------------------------------------------------------

MFS(R) TECHNOLOGY FUND

TRUSTEES                                                   ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                      Mark E. Bradley*
                                                           Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac                 Laura F. Healy*
Surgery, Brigham and Women's Hospital;                     Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                           SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief                Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.                 ASSISTANT SECRETARY
                                                           James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                           CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,            State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting              AUDITORS
Group, Inc. (office services)                              Ernst & Young LLP
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                   INVESTOR INFORMATION
MFS Investment Management                                  For information on MFS mutual funds, call
                                                           your investment professional or, for an
Jeffrey L. Shames* - Chairman and Chief                    information kit, call toll free: 1-800-637-2929
Executive Officer, MFS Investment                          any business day from 9 a.m. to 5 p.m.
Management                                                 Eastern time (or leave a message anytime).

J. Dale Sherratt+ - President, Insight Resources,          INVESTOR SERVICE
Inc. (acquisition planning specialists)                    MFS Service Center, Inc.
                                                           P.O. Box 2281
Ward Smith+ - Former Chairman (until 1994),                Boston, MA 02107-9906
NACCO Industries (holding company)
                                                           For general information, call toll free:
INVESTMENT ADVISER                                         1-800-225-2606 any business day from
Massachusetts Financial Services Company                   8 a.m. to 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                      For service to speech- or hearing-impaired,
                                                           call toll free: 1-800-637-6576 any business day
DISTRIBUTOR                                                from 9 a.m. to 5 p.m. Eastern time. (To use
MFS Fund Distributors, Inc.                                this service, your phone must be equipped with
500 Boylston Street                                        a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                           For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                     or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                         1-800-MFS-TALK (1-800-637-8255) anytime
                                                           from a touch-tone telephone.
PORTFOLIO MANAGER
David E. Sette-Ducati*                                     WORLD WIDE WEB
                                                           www.mfs.com
TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) TECHNOLOGY FUND                                              ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                  MTF-2 10/00 16M 98/298/398/898